INCOME TAXES	9 Months Ended	12 Months Ended
	Sep. 30, 2013	Dec. 31, 2012
Income Tax Disclosure [Abstract]
INCOME TAXES
NOTE 5 — INCOME TAXES

Income before income taxes attributable to U.S. (including its foreign branches) and foreign operations, tax provision, and effective tax rate for the three and nine months ended September 30, 2013 and 2012 are as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Pre-tax (loss) income - U.S.	$(9,110)	$4,851	$(10,998)	$13,680
Pre-tax (loss) income - Foreign	(7,971)	(2,059)	782	3,855
Total	$(17,081)	$2,792	$(10,216)	$17,535
Tax (benefit) provision	$12,615	$310	$13,863	$2,227
Effective tax rate	(74)%	11%	(136)%	13%

The Corporation’s income tax provision increased $12.3 million and $11.6 million for the three and nine months ended September 30, 2013, respectively, compared to the three and nine months ended September 30, 2012, respectively, primarily as a result of pre-tax losses in the U.S.,  the recording of a valuation allowance of approximately $11.0 million for the prior year deferred tax assets, the current period U.S. losses and foreign tax credits.   The pre-tax losses in the U.S. increased primarily due to the increased operating loss and the increased interest incurred in the three and nine months ended September 30, 2013, related to the 2012 Credit Agreement and the Former SAE stockholders’ note discussed in Note 4.

The Corporation believes that it is more likely than not that the benefit from certain net operating losses (“NOL”) carryforwards and foreign tax credits will not be realized. In recognition of this risk, the Corporation during the third quarter has provided a valuation allowance of approximately $11.0 million on the deferred tax assets relating to these NOL carryforwards and foreign tax credits.

NOTE 12 — INCOME TAXES

Income before income taxes attributable to U.S. (including its foreign branches) and foreign operations for the years ending December 31, 2012, 2011 and 2010 are as follows:

	2012	2011	2010
U.S.	$4,554	$4,747	$—
Foreign	6,875	8,080	10,321
Total	$11,429	$12,827	$10,321

The provision for income taxes shown in the consolidated statements of income and comprehensive income consists of current and deferred expense (benefit) for the years ending December 31, 2012, 2011 and 2010 are as follows:

	2012	2011	2010
Current tax expense:
U.S. – federal and state	$161	$—	$—
Foreign	2,849	3,796	5,634
Total current expense	3,010	3,796	5,634
Deferred tax expense (benefit):
U.S. – federal and state	(1,711)	(99)	—
Foreign	145	(378)	(1,134)
Total deferred benefit	(1,566)	(477)	(1,134)
Total provision for income taxes	$1,444	$3,319	$4,500

The Corporation elected to convert from a limited liability company that was taxed like a partnership to a C-corporation on August 5, 2011. The differences between the basis in its assets for U.S. GAAP purposes and that for tax purposes at the time of the conversion were de minimis, so no deferred tax asset or liability was recognized upon the conversion. The Corporation was not directly subject to tax during the period from January 1, 2011 to August 4, 2011, when it was a limited liability company. A reconciliation of the income tax provision expected at the federal statutory rate to the effective rate is as follows:

	2012	2011	2010
Expected tax provision at 35%, 35% and 34% for the years ended December 31, 2012, 2011 and 2010, respectively	$4,000	$4,489	$3,509
Effect of income attributable to the period not directly subject to tax	—	(2,551)	(2,347)
Effects of expenses not deductible for tax purposes	624	445	—
(Decrease) increase in valuation allowance on net deferred tax assets	(1,747)	668	1,108
Effects of differences between US and foreign tax rates, net of federal benefit, and other	(1,433)	268	2,230
Provision for income taxes	$1,444	$3,319	$4,500

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2012 and 2011 are presented below:

	2012	2011
Current deferred tax assets:
Deferred charges	$74	$599
Deferred revenue	—	1,295
Accrued expenses – related party	346	357
Accruals not currently deductible	482	54
Total current deferred tax assets	902	2,305
Non-current deferred tax assets:
Deferred revenue	2,327	2,186
Restricted stock	8	—
Capital lease obligation	424	659
Foreign tax credit and AMT Credit	2,386	—
Net operating loss carry forwards	5,433	6,829
Total non-current deferred tax assets	10,578	9,674
Total deferred tax assets	11,480	11,979
Less: Valuation allowance	(29)	(1,776)
Deferred tax assets, net	11,451	10,203
Current deferred tax liabilities:
Other receivables	—	(35)
Total current deferred tax liabilities	—	(35)
Non-current deferred tax liabilities:
Fixed assets	(8,798)	(9,051)
Intangible assets	(370)	(400)
Total non-current deferred tax liabilities	(9,168)	(9,451)
Net deferred tax assets	$2,283	$717

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The Corporation has evaluated the available evidence and the likelihood of realizing the benefit of its net deferred tax assets. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. From its evaluation, the Corporation has concluded that based on the weight of available evidence, it is more likely than not to not realize the benefit of its deferred tax assets recorded in Peru and Canada at December 31, 2012 and 2011. Accordingly, the Corporation established a valuation allowance totaling $29 and $1,776, respectively, at December 31, 2012 and 2011 for the deferred tax assets in Canada, Brazil and Peru that more likely than not will not be realized. Should the factors underlying management’s analysis change, future valuation adjustments to the Corporation’s net deferred tax assets may be necessary. The valuation allowance was decreased by $1,747, increased by $668, and increased by $1,108, respectively, during the years ended December 31, 2012, 2011 and 2010. As of December 31, 2012 and 2011, the Corporation has $13,350 and $21,096 of US federal net operating losses that begin to expire in 2031.

The Corporation is subject to examination in all jurisdictions in which it operates. The Corporation is no longer subject to examination by the Internal Revenue Service or other foreign taxing authorities in which it files for years prior to 2009.

The Corporation recognized expenses of $329, $323 and $146, respectively, related to uncertain tax positions existing as of December 31, 2012, 2011 and 2010 included in income tax expense. These unrecognized tax benefits relate to income tax contingencies in Colombia. The Colombian taxing authorities have a two year statute of limitations following the filing of the annual tax return to assess additional tax liability or request an amendment to a tax return.

The total amount of accrued interest and penalties included in accrued expenses as of December 31, 2012 and 2011 was $15 and $209, respectively. To the extent interest and penalties are assessed with respect to the uncertain tax positions, amounts accrued will be reflected as income tax expense.